UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 27, 2024
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001867467
Wells Fargo Commercial Mortgage Trust 2021-C60
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0000850779
Wells Fargo Commercial Mortgage Securities, Inc.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0001592182
LMF Commercial, LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0000740906
Wells Fargo Bank, National Association
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001628601
Column Financial, Inc.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001685185
UBS AG, acting through its branch located at 1285 Avenue of the Americas, New York, New York
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001722518
BSPRT CMBS Finance, LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001541468
Ladder Capital Finance LLC
(Exact name of sponsor as specified in its charter)

New York	333-226486-21	35-7287179 38-4190444 38-4190445
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Computershare Trust Company, N.A., as agent for
Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, MD 21045

(Address of principal executive offices of the issuing entity)

(212) 214-5600
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01 Other Events.

The Grace Building Mortgage Loan, which constituted approximately 6.7% of the asset pool of the issuing entity as of its cut-off date, is an asset of the issuing entity and is part of a loan combination that is being serviced and administered under the trust and servicing agreement, dated as of November 18, 2020, relating to the Grace Trust 2020-GRCE Mortgage Trust filed as Exhibit 4.2 to the registrant’s Current Report on Form 8-K filed on July 29, 2021 (the “GRACE 2020-GRCE TSA”).  Pursuant to Section 7.01(c) of the GRACE 2020-GRCE TSA, Situs Holdings, LLC was removed as special servicer of The Grace Building Mortgage Loan and LNR Partners, LLC (“LNR”), a Florida limited liability company, was appointed as the successor special servicer of The Grace Building Mortgage Loan under the GRACE 2020-GRCE TSA.

In the interest of transaction management, this Current Report on Form 8-K is being filed to record that, effective as of August 27, 2024, The Grace Building Mortgage Loan will be specially serviced, if necessary, pursuant to the GRACE 2020-GRCE TSA, by LNR.  LNR maintains its principal corporate offices at 2340 Collins Avenue, Suite 700, Miami Beach, Florida 33139 and its telephone number is (305) 695-5600.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wells Fargo Commercial Mortgage Securities, Inc.
(Depositor)

/s/ Anthony J. Sfarra
Anthony J. Sfarra, President

Date:  August 27, 2024